5/97                                                  Page 1


             MONTHLY CERTIFICATEHOLDERS' STATEMENT

             CHEVY CHASE MASTER CREDIT CARD TRUST II
                         SERIES 1996-A

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the Pooling and Servicing Agreement"), among Chevy Chase Bank, F.S.B., as Transferor and Servicer("Chevy Chase"), CCB Holding Corporation, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the Distribution Date of June 16, 1997, and with respect to the performance of the Trust during the May, 1997, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   (A)   Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1)   The total amount of the
         distribution to Class A
         Certificateholders, per $1,000
         original certificate principal amount      $ 5.1888889

         (2)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class A
         Certificates, per $1,000 original
         certificate principal amount               $ 5.1888889



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         (3)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal of the Class A
         Certificates, per $1,000 original
         certificate principal amount               $  0.0000000

   (B)   Class A Investor Charge Offs and
           Reimbursement of Charge Offs


         (1)   The amount of Class A Investor
         Charge Offs                                 $ 0.0000000

         (2)   The amount of Class A Investor
         Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate
         principal amount                            $ 0.0000000

         (3)   The total amount reimbursed in
         respect of Class A Investor Charge Offs     $ 0.0000000

         (4)   The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                $ 0.0000000

         (5)   The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class
         A Invested Amount after giving effect
         to all transactions on such Distribution Date$    0.00

   (C)   Information Regarding Distributions to
         the Class B Certificateholders, per
         $1,000 original certificate principal amount.

         (1)   The total amount of the
         distribution to Class B
         Certificatedholders, per $1,000
         original certificate principal amount        $ 5.3888889





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        (2)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                  $ 5.3888889

         (3)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                  $ 0.0000000


  (D)  Class B Investor Charge Offs and
         Reimbursement of Charge Offs

        (1)   The amount of Class B Investor
        Charge Offs                                 $ 0.0000000

        (2)   The amount of Class B Investor
        Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate
        principal amount                            $ 0.0000000

        (3)   The total amount reimbursed in
        respect of Class B Investor Charge Offs     $ 0.0000000

        (4)   The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                $ 0.0000000

        (5)   The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class
        B Invested Amount after giving effect
        to all transactions on such
        Distribution Date                          $ 0.0000000







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                          CHEVY CHASE BANK, F.S.B.,
                              Servicer
                               Mark A. Holles
                         By ________________________
                                 Mark A. Holles
                                 Vice President






































   5/97                                                      Page 5


                   MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                    CHEVY CHASE MASTER CREDIT CARD TRUST
                               Series 1996-A

   RECEIVABLES

  Beginning of the Month Principal Receivables:$ 1,971,882,004.69 Beginning of the Month Finance Charg Receivables:$50,218,286.84
  Beginning of the Month Discounted Receivables: $           0.00
  Beginning of the Month Total Receivables:   $ 2,022,100,291.53

  Removed Principal Receivables:              $              0.00
  Removed Finance Charge Receivables:         $              0.00
  Removed Total Receivables:                  $              0.00

  Additional Principal Receivables:           $          0.00
  Additional Finance Charge Receivables:      $       0.00
  Additional Total Receivables:               $        0.00


  Discounted Receivables Generated this Period:$             0.00


  End of the Month Principal Receivables:     $ 1,944,502,198.33
  End of the Month Finance Charge Receivables:$ 52,322,467.55
  End of the Month Discounted Receivables:    $               0.00
  End of the Month Total Receivables:         $1,996,824,665.88


  Special Funding Account Balance             $              0.00
  Aggregate Invested Amount (all Master Trusts$  1,824,000,000.00
  End of the Month Seller Amount              $    120,502,198.33
  End of the Month Seller Percentage                       6.20%









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      DELINQUENCIES AND LOSSES

      End of the Month Delinquencies:
      RECEIVABLES

       30-59 Days Delinquent                 $     39,176,579.14
       60-89 Days Delinquent                 $     27,459,361.96
       90+ Days Delinquent                   $     47,743,004.98

       Total 30+ Days Delinquent             $ 114,378,946.08
       Delinquent Percentage                               5.73%


      Defaulted Accounts During the Month     $ 16,532,451.64
      Annualized Default Percentage                      10.06%

       Principal Collections                   $ 176,317,483.02
       Principal Payment Rate                             8.94%

       Total Payment Rate                                10.35%


      INVESTED AMOUNTS


      Class A Initial Invested Amount        $   369,000,000.00
      Class B Initial Invested Amount        $    38,250,000.00
      Class C Initial Invested Amount        $    42,750,000.00

      INITIAL INVESTED AMOUNT                $   450,000,000.00

      Class A Invested Amount                $   369,000,000.00
      Class B Invested Amount                $    38,250,000.00
      Class C Invested Amount                $    42,750,000.00

      INVESTED AMOUNT                        $   450,000,000.00

      FLOATING ALLOCATION PERCENTAGE                      22.82%
      PRINCIPAL ALLOCATION PERCENTAGE                      22.82%


      MONTHLY SERVICING FEE                  $      750,000.00


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      INVESTOR DEFAULT AMOUNT               $   3,772,705.48


      CLASS A AVAILABLE FUNDS--


      CLASS A FLOATING PERCENTAGE                          82.00%

      Class A Finance Charge Collec$ 6,634,711.63
      Other Amounts                $         0.00

      TOTAL CLASS A AVAILABLE FUNDS               $ 6,634,711.63



      Class A Monthly Interest        $1,914,700.00
              Class A Servicing Fee   $  615,000.00
              Class A Investor Default$3,093,618.48

      TOTAL CLASS A EXCESS SPREAD                   $1,011,393.15

      REQUIRED AMOUNT                               $        0.00

      CLASS B AVAILABLE FUNDS

      CLASS B FLOATING PERCENTAGE                          8.50%

      Class B Finance Charge Collections $ 687,744.54
      Other Amounts                      $       0.00

      TOTAL CLASS B AVAILABLE FUNDS                 $ 687,744.54

      Class B Monthly Interest           $206,125.00
      Class B Servicing Fee              $    63,750.00

      TOTAL CLASS B EXCESS SPREAD             $      417,869.54
      CLASS B INVESTOR DEFAULT AMOUNT          320,679.98
      CLASS B REQUIRED AMOUNT                         320,679.98








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      EXCESS SPREAD --

      TOTAL EXCESS SPREAD                      $   2,126,668.31

      Excess Spread Applied to Class A Required Amount$      0.00

      Excess Spread Applied to Class A Investor$             0.00
      Charge Offs

      Excess Spread Applied to Class B Required Amount $ 320,679.98

      Excess Spread Applied to Reductions of Class B
      Invested Amount                                 $             0.00

      Excess Spread Applied to Class C Required Amount  $ 612,532.02

      Excess Spread Applied to Reductions of Class C
      Invested Amount                              $             0.00

      Excess Spread Applied to Monthly Cash
      Collateral Fee                                 $             0.00

      Excess Spread Applied to Cash Collateral Account$             0.00

      Excess Spread Applied to Spread Account           $   0.00

      Excess Spread Applied to Reserve Account          $             0.00

      Excess Spread Applied to other amounts owed
      Cash Collateral Depositor                       $       591,157.44

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders        $             0.00

    TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
      GROUP I                                  $ 602,298.87

      EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --




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     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
      SERIES IN GROUP I                         $ 2,082,194.34

    SERIES 1996-A  EXCESS FINANCE CHARGE COLLECTIONS --

      EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
      SERIES 1996-A                               $         0.00

      Excess Finance Charge Collections Applied to
      Class A Required Amount                             $         0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                $         0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                               $         0.00

      Excess Finance Charge Collections Applied to
      Class B Invested Amount                           $         0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                             $          0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount             $           0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                           $          0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor$         0.00

      Excess Finance Charge Collections Applied to other amounts owed to Spread Account Residual Interest $ 0.00

      YIELD AND BASE RATE --


      Base Rate (Current Month)               7.94%
      Base Rate (Prior Month)                   7.94%
      Base Rate (Two Months Ago)             7.69%

      THREE MONTH AVERAGE BASE RATE                       7.86%

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      Portfolio Yield (Current Month)         11.52%
      Portfolio Yield (Prior Month)             11.60%
      Portfolio Yield (Two Months Ago)       12.94%

      THREE MONTH AVERAGE PORTFOLIO YIELD           12.02%
      PRINCIPAL COLLECTIONS --

      TOTAL PRINCIPAL COLLECTIONS                        $ 40,235,649.66

      REALLOCATED PRINCIPAL COLLECTIONS
      Allocable to Class C Interests                     $             0.00
      Allocable to Class B Certificates                 $             0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
      SERIES                                       $         0.00

      CLASS A SCHEDULED  AMORTIZATION --

       Controlled Amortization Amount     $         0.00
       Deficit Controlled Amortization Amount    $         0.00

       CONTROLLED DEPOSIT  AMOUNT              $         0.00

       CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount      $        0.00
       Deficit Controlled Amortization Amt $        0.00

       CONTROLLED DEPOSIT AMOUNT               $        0.00


      EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
      SHARING                                     $ 40,235,649.66

     INVESTOR CHARGE OFFS -

  CLASS A INVESTOR CHARGE OFFS                     $       0.00
   CLASS B INVESTOR CHARGE OFFS                     $       0.00
   CLASS C INVESTOR CHARGE OFFS                     $       0.00







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    PREVIOUS CLASS A CHARGE OFFS REIMBURSED          $       0.00
    PREVIOUS CLASS B CHARGE OFFS REIMBURSED          $       0.00
    PREVIOUS CLASS C CHARGE OFFS REIMBURSED          $        0.00

   CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount       $ 13,500,000.00
   Available Cash Collateral Amount       $ 13,500,000.00


   TOTAL DRAW AMOUNT                                   $    0.00

   CASH COLLATERAL ACCOUNT SURPLUS                     $    0.00



                                 CHEVY CHASE BANK, F.S.B.,
                                       as Servicer

                                      Mark A. Holles
                              By: _______________________
                                       Mark A. Holles
                                       Vice President